Exhibit 99.4


                          AMENDED AND RESTATED GUARANTY
                          -----------------------------

              THIS AMENDED AND RESTATED GUARANTY ("Guaranty") is executed as of February 27,2009, by DAVID LICHTENSTEIN ("Guarantor"), for the benefit of PRESIDENTIAL REALTY CORPORATION ("Lender").

              A. Lightstone Member II LLC, a Delaware limited liability company (the "Borrower") is indebted to Lender with respect to a loan (the "Original Loan") in the original principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($7,500,000.00) pursuant to that certain Loan Agreement, dated as of December 23, 2004, between Borrower and Lender (the "Original Loan Agreement"), which Original Loan is evidenced by Borrower's promissory note, dated as of December 23, 2004, payable to the order of Lender, in the original principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($7,500,000.00) (the "Original Note"); and

              B. As an inducement to Lender to make the Original Loan to Borrower, Guarantor unconditionally guaranteed payment and performance to Lender of the certain obligations of the borrower pursuant to a Guaranty dated as of December 23, 2004 (the "Guaranty");

              C. On the date hereof, Borrower and Lender are entering into, among other things: (i) a First Modification to Loan Agreement (the "First Modification to Loan Agreement"; the Original Loan Agreement and the First Modification to Loan Agreement, together with all amendments, modifications, supplements, restatements, renewals and replacements thereof, are hereinafter collectively referred to as the "Loan Agreement"), pursuant to which, among other things, the parties modified the Original Loan Agreement to reflect a prior increase in the amount of the Original Loan from $7,500,000.00 to $7,835,000.00 (as increased, the "Loan"); and (ii) an Amended and Restated Promissory Note to evidence the Loan (the "Note");

              D. The Note is secured by, among other things, the liens and security interests created by that certain Security and Pledge Agreement, dated as of December 23, 2004, between Borrower, as Obligor, and Lender, as Secured Party (as amended, modified and/or restated, the "Security Instrument") and further evidenced, secured or governed by the other Loan Documents (as defined in the Loan Agreement); and

              E. In connection with the First Modification to Loan Agreement, the parties desire to amend and restate the terms and conditions of the Guaranty.

              NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree that the Guaranty is amended and restated to read as follows:

                                     ARTICLE I
                          NATURE AND SCOPE OF GUARANTY

         Section 1.1 Guaranty Of Obligation. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender (and its successors and assigns) the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether upon demand by Lender or by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that Guarantor is liable for the Guaranteed Obligations as a primary obligor, and that Guarantor shall fully perform each and every term and provision hereof.

         Section 1.2 Definition Of Guaranteed Obligations. As used herein, the term "Guaranteed Obligations" shall be deemed to include, and Guarantor shall be liable for, and shall indemnify, defend and hold Lender harmless from and against, any and all Losses (as hereinafter defined) incurred or suffered by Lender and arising out of or in connection with the matters listed below:

              (a) fraud or intentional misrepresentation by Borrower or Guarantor or any of their Affiliates (as defined in the Loan Agreement) in connection with the Loan Agreement, the Security Instrument, the Note or the other Loan Documents;

              (b) the misappropriation by Borrower, Guarantor or any of their Affiliates of any tenant security deposits or other payments including, without limitation, rent collected more than one (1) month in advance;

              (c) the misappropriation or conversion by Borrower, Guarantor or any of their Affiliates of any and all insurance proceeds and/or any and all condemnation awards;

              (d) any arson or physical waste to or of either of the Lightstone Properties (as defined in the Loan Agreement) or damage to either Lightstone Property in each case resulting from the intentional acts or intentional omissions of Borrower, Guarantor or any of their Affiliates;

              (e) [INTENTIONALLY DELETED];

              (f) the exercise of any right or remedy under any federal, state or local forfeiture laws resulting in the loss or impairment of the lien of the Security Instrument, or the priority thereof, against the Pledged Collateral (as defined in the Loan Agreement);

              (g) any claims, actions or proceedings initiated by Borrower (or any Affiliate of Borrower) alleging that the relationship of Borrower and Lender is that of joint venturers, partners, tenants in common, joint tenants or any relationship other than that of debtor and creditor;

              (h) the failure by Borrower, Guarantor or any of their Affiliates to remit to Lender any and all Recourse Distributions (as defined in the Loan Agreement) received by Borrower, Guarantor or any of their Affiliates, as and when required by the Loan Agreement; or

              (i) the Lender failing to receive under the Loan Agreement and/or the other Loan Documents at least $500,000.00 of the outstanding principal amount of the Indebtedness; it being understood and agreed that, for purposes of this Section 1.2(i), any Sale Proceeds (as defined in the First Modification to Loan Agreement) shall be applied first to accrued and unpaid Interest and then to the outstanding principal amount of the Indebtedness.

              In addition, in the event (i) any proceeding, action, petition or filing under the Bankruptcy Code, or any similar state or federal law now or hereafter in effect relating to bankruptcy, reorganization or insolvency, or the arrangement or adjustment of debts of Borrower shall be filed by, consented to or acquiesced in by Borrower or Guarantor, or filed against Borrower by any Affiliate (as defined in the Loan Agreement) of either Borrower or Guarantor, or if Borrower or Guarantor or any Affiliate of either of them shall institute any proceeding for Borrower's dissolution or liquidation, or Borrower shall make an assignment for the benefit of creditors, (ii) of a Transfer (as defined in the Loan Agreement) in violation of the provisions of the Loan Agreement, or (iii) Borrower or any Affiliate contests or interferes with Lender's enforcement of its rights and remedies hereunder or under the Loan Documents by asserting any defense (x) as to the validity of the obligations under the Loan Documents or in any way relating to the structure of the Borrower or the enforceability of Lender's rights and remedies under the Loan Documents, or (y) for the purpose of delaying, hindering or impairing Lender's rights and remedies under the Loan Documents (collectively, a "Contest") (provided that if any such Person (as defined in the Loan Agreement) obtains a non-appealable order successfully asserting a Contest, Guarantor shall have no liability under this clause (iii)), then the Guaranteed Obligations shall also include the unpaid balance of the Indebtedness.

              For purposes of this Guaranty, the term "Losses" includes any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense).

         Section 1.3 Nature Of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance, is joint and several and is not a guaranty of collection. This Guaranty shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural Person) Guarantor's death (in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs). The obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale and delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument. The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

         Section 1.4 Guaranteed Obligations Not Reduced By Offset. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other Person, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

         Section 1.5 Payment By Guarantor. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

         Section 1.6 No Duty To Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce this Guaranty against Guarantor, first to
(i) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other Person, (ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Loan, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Loan, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

Section 1.7 Waivers. Guarantor agrees to the provisions of the Loan Documents, and hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note or of any other Loan Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Property, (v) the occurrence of any breach by Borrower or Event of Default, (vi) Lender's transfer or disposition of the Guaranteed Obligations, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations.

         Section 1.8 Payment Of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this section shall survive the payment and performance of the Guaranteed Obligations.

         Section 1.9 Effect Of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

         Section 1.10 Deferral Of Rights Of Subrogation, Reimbursement And Contribution.
                        ----------------------------------------------------

                (a) Notwithstanding any payment or payments made by Guarantor hereunder, unless and until payment in full of the Indebtedness (as defined in the Loan Agreement) (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Code which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code) Guarantor will not assert or exercise any right of Lender or of Guarantor against Borrower to recover the amount of any payment made by Guarantor to Lender by way of subrogation, reimbursement, contribution, indemnity, or otherwise arising by contract or operation of law, and Guarantor shall not have any right of recourse to or any claim against assets or property of Borrower.

                 (b) Until payment in full of the Indebtedness (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Code which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization. If any amount of the type more particularly described in the first sentence of this Section 1.10(b) shall nevertheless be paid to Guarantor by Borrower prior to payment in full of all sums owed to Lender under the Loan Documents (the "Obligations"), such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

                 (c) The provisions of this Section 1.10 shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment, court order or any applicable law.

         Section 1.11      Intentionally Omitted.

         Section 1.12 Borrower. The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), joint venture, limited liability company, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower.

                                     ARTICLE II
              EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING
                             GUARANTOR'S OBLIGATIONS

                  Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

         Section 2.1 Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, Note, Loan Documents, or other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.

         Section 2.2 Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or any Guarantor.

         Section 2.3 Condition Of Borrower Or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

         Section 2.4 Invalidity Of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof, is ultra vires, (iii) the officers or representatives executing the Note or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) the Note or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

         Section 2.5 Release Of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other Person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

         Section 2.6 Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

         Section 2.7 Release Of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

         Section 2.8 Care And Diligence. The failure of Lender or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations, (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

         Section 2.9 Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

         Section 2.10 Offset. The Note, the Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower against Lender, or any other Person, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

         Section 2.11 Merger. The  reorganization, merger or consolidation  of
Borrower into or with any other  corporation or           entity.

         Section 2.12 Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

         Section 2.13 Other Actions Taken Or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

                                     ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  To induce Lender to enter into the Loan Documents and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

         Section 3.1 Benefit. Guarantor is an Affiliate of Borrower, is the owner of a direct or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

         Section 3.2 Familiarity And Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; provided, however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

         Section 3.3 No Representation By Lender. Neither Lender nor any other Person has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

         Section 3.4 Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, Solvent.

         Section 3.5 Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default
(or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

         Section 3.6 Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

         Section 3.7 Review Of Documents. Guarantor has examined the Note and all of the Loan Documents.

         Section 3.8 Litigation. Except as otherwise disclosed to Lender, there are no proceedings pending or, so far as Guarantor knows, threatened before any court or administrative agency which, if decided adversely to Guarantor, would materially adversely affect the financial condition of Guarantor or the authority of Guarantor to enter into, or the validity or enforceability of, this Guaranty.

         Section 3.9 Tax Returns. Guarantor has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims have been assessed and are unpaid with respect to such taxes.

                                     ARTICLE IV
                      SUBORDINATION OF CERTAIN INDEBTEDNESS

         Section 4.1 Subordination Of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include, without limitation, all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Obligations to the extent the provisions of Section
1.10 hereof are unenforceable. Upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement), Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other Person any amount upon the Guarantor Claims.

         Section 4.2 Claims In Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that portion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

         Section 4.3 Payments Held In Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

         Section 4.4 Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including, without limitation, the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

                                     ARTICLE V
                                  MISCELLANEOUS

         Section 5.1 No Waiver; Remedies Cumulative. No failure or delay on the part of Lender in exercising any right, remedy, power or privilege hereunder or under the other Loan Documents and no course of dealing between Guarantor and Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under the other Loan Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege hereunder or thereunder. The rights and remedies provided herein and in the other Loan Documents are cumulative and not exclusive of any rights or remedies provided by law. The giving of notice to or demand on Guarantor which notice or demand is not required hereunder or under the other Loan Documents shall not entitle Guarantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights, remedies, powers or privileges of Lender in any circumstances not requiring notice or demand.

         Section 5.2 Notices. All notices, requests and other communications to either of Lender and Guarantor shall be given in the manner set forth in
Section 14.1 of the Loan Agreement, and to each addressee at the address set forth below:

         Guarantor:                     David Lichtenstein
                                        The Lightstone Group
                                        1985 Cedar Bridge Avenue
                                        Lakewood, New Jersey 08701
                                        Facsimile No.: (732) 363-7183

        With a copy to:                 Herrick, Feinstein LLP
                                        2 Park Avenue
                                        New York, New York 10016
                                        Attention: Sheldon A. Chanales, Esq.
                                        Facsimile No.: (212) 592-1500

        Lender:                         Presidential Realty Corporation
                                        180 South Broadway
                                        White Plains, New York 10605
                                        Attention: Jeffrey F. Joseph, President
                                        Facsimile No.: (914) 948-1327

        With a copy to:                 Cuddy & Feder LLP
                                        445 Hamilton Avenue, 14th Floor
                                        White Plains, New York 10601
                                        Attention: Kenneth F. Jurist, Esq.
                                        Facsimile No.: (914) 761-5372

or such other address as Guarantor or Lender shall hereafter specify by not less than ten (10) days prior written notice as provided herein; provided, however, that notwithstanding any provision of this Section to the contrary, such notice of change of address shall be deemed given only upon actual receipt thereof. Rejection or other refusal to accept or the inability to deliver because of changed addresses of which no notice was given as herein required shall be deemed to be receipt of the notice, demand, statement, request or consent.

         Section 5.3 Governing Law; Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America. Guarantor hereby irrevocably submits to the jurisdiction of any court of competent jurisdiction located in the State of New York in connection with any proceeding out of or relating to this Guaranty.

         Section 5.4 Invalid Provisions. If any provision of this Guaranty is held to be invalid, illegal or unenforceable in any respect, this Guaranty shall be construed without such provision.

         Section 5.5 Amendments. The terms of this Guaranty, together with the terms of the other Loan Documents, constitute the entire understanding and agreement of the parties hereto and supersede all prior agreements, understandings and negotiations between Guarantor and Lender with respect to the Guaranteed Obligations. This Guaranty, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Guarantor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 5.6 Parties Bound; Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

         Section 5.7 Headings; Construction Of Documents; Definitions. The headings and captions of various sections of this Guaranty are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof. Guarantor acknowledges that it was represented by competent counsel in connection with the negotiation and drafting of this Guaranty and the other Loan Documents and that neither this Guaranty nor the other Loan Documents shall be subject to the principle of construing the meaning against the Person who drafted same. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

         Section 5.8 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

         Section 5.9 Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all Persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

         Section 5.10 Cumulative Rights. The rights of Lender under this Guaranty shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled, subject to the terms of this Guaranty, to every right and remedy now or hereafter afforded by law.

         Section 5.11 Waiver Of Counterclaim And Right To Trial By Jury. GUARANTOR HEREBY WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY LENDER OR ITS AGENTS, AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER OR IN ANY COUNTERCLAIM GUARANTOR MAY BE PERMITTED TO ASSERT HEREUNDER OR WHICH MAY BE ASSERTED BY LENDER OR ITS AGENTS AGAINST GUARANTOR, OR IN ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY, THE INDEBTEDNESS OR THE GUARANTEED OBLIGATIONS.

                         [NO FURTHER TEXT ON THIS PAGE]




                  IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the day and year first above written.


                                               GUARANTOR:


                                               By /s/ David Lichtenstein
                                                  -------------------------
                                                  David Lichtenstein


State of New York             )
_________                     ) ss.:
County of                     )

                  On the day _____ day of February in the year 2009 before me, the undersigned, personally appeared David Lichtenstein, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                                  --------------------------
                                                  Notary Public